UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Nevada                         000-49735           87-0642947
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(State or other jurisdiction of    (Commission File Number)   (IRS Employer
        incorporation)                                      Identification No.)
                           570 Del Rey Avenue
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                               Sunnyvale, CA 94085
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 636-1020

         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

         On September 14, 2006, Intraop Medical Corporation, or Intraop, executed a Third Amendment to its Amended and Restated Inventory and Receivables Purchase Agreement entered into as of May 24, 2006 with E.U.C. Holding and E.U. Capital Venture, Inc., and further amended on June 1, 2006 and August 14, 2006, or together, the Agreement.

         Under the terms of the Third Amendment, E.U.C. Holding and/or E.U. Capital Venture, Inc., will advance to Intraop up to $4,500,000 on a revolving basis for use in financing inventory to build Mobetrons and to finance sales contracts for shipments of Mobetrons; provided that, not more than $2,600,000 at any one time will be used to finance inventory not subject to sales contracts. This represents a $250,000 increase in financing availability from that available under the Agreement prior to the Third Amendment. Further per the Third Amendment, subsequent to November 14, 2006 the amount of financing available under the Agreement reverts to $4,000,000.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms of the Amended and Restated Inventory and Receivables Purchase Agreement, as amended by the First Amendment and the Second Amendment.


Item 9.01.        Financial Statements and Exhibits.


 (d)     Exhibits.

Exhibit
Number
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10.24 Third Amendment to Amended and Restated Inventory and Receivables Purchase
      Agreement entered into as of May 24, 2006, as further amended on June 1, 2006 and August 14, 2006, by and among the Registrant, E.U. Capital Venture, Inc. and E.U.C. Holding.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTRAOP MEDICAL CORPORATION


Date:  September 20, 2006              By: /s/ Howard Solovei
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                                            Howard Solovei
                                            Chief Financial Officer